UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No.)

Filed by the Registrant [X] Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement
[_] Confidential, For Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[X] Soliciting Material Pursuant to SS.240.14a-12


                          BREMER FINANCIAL CORPORATION
  -----------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

  -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

_____________________________________________________________________________
2) Aggregate number of securities to which transaction applies:

_____________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

_______________________________________________________________________
4) Proposed maximum aggregate value of transaction:

____________________________________________________________________________
5) Total fee paid:

_____________________________________________________________________________

[_]  Fee paid previously with preliminary materials:

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        1) Amount previously paid:

_____________________________________________________________________________
        2) Form, Schedule or Registration Statement No.:

_____________________________________________________________________________
        3) Filing Party:

_____________________________________________________________________________
        4) Date Filed:

_____________________________________________________________________________

                                     [logo]


                          Bremer Financial Corporation

                             A Minnesota Corporation

                        445 Minnesota Street - Suite 2000

                            St. Paul, Minnesota 55101

                                  651-227-7621

                      ____________________________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                       April 22, 2003 at 8:00 o'clock a.m.

                      ____________________________________



TO BREMER FINANCIAL CORPORATION STOCKHOLDERS:

The Annual Meeting of Stockholders of Bremer Financial Corporation ("Company") will be held on April 22, 2003 at 8:00 o'clock a.m., St. Paul, Minnesota time, at the offices of Bremer Financial Corporation, Suite 2000, 445 Minnesota Street, St. Paul, Minnesota 55101, for the following purposes:

1. To consider and act upon the Board of Directors' recommendation to fix the number of directors of the Company at not less than four nor more than ten.

2.                To elect a Board of Directors.

3. To ratify the selection by the Board of Directors of Deloitte & Touche LLP as the independent accountant to audit the consolidated financial statements of the Company for the year ended December 31, 2003.

4. To transact such other business as may properly come before the meeting or any adjournments thereof.

The stock transfer books of the Company will not be closed. In lieu thereof, and in accordance with the Bylaws, the Board of Directors has set the close of business on February 28, 2003 as the record date for the determination of the stockholders entitled to notice and to vote at the Annual Meeting or any adjournments thereof.

Your attention is respectfully directed to the attached Proxy Statement and the Proxy. IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN THE ATTACHED PROXY AND DATE, SIGN AND MAIL IT AS PROMPTLY AS POSSIBLE IN ORDER TO SAVE THE COMPANY FURTHER SOLICITATION EXPENSE.

                                         By order of the Board of Directors


                                         /s/Janice A. Aus
                                         ----------------
                                         JANICE A. AUS
                                         Secretary

                          Bremer Financial Corporation

                             A Minnesota Corporation

                        445 Minnesota Street - Suite 2000

                            St. Paul, Minnesota 55101

                                  651-227-7621

                      ____________________________________

                                 PROXY STATEMENT

                         Annual Meeting of Stockholders

                                 April 22, 2003

                      ____________________________________

                                     GENERAL

This Proxy Statement is submitted in support of the solicitation of the attached proxy by the Board of Directors of Bremer Financial Corporation, a Minnesota corporation ("Company"), for the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on April 22, 2003 at 8:00 o'clock a.m. at the offices of Bremer Financial Corporation, Suite 2000, 445 Minnesota Street, St. Paul, Minnesota 55101, and at any adjournments thereof. The cost of solicitation will be borne by the Company. This Proxy Statement and the accompanying Proxy and Notice of Annual Meeting of Stockholders will be mailed to its stockholders on or about March 22, 2003. The Company will reimburse its transfer agent for expenses reasonably incurred in forwarding solicitation materials to beneficial owners of shares.

The Annual Meeting is being held for the purposes of fixing the number of and electing the Company's Board of Directors, ratifying the selection of Deloitte & Touche LLP as the independent accountant to audit the Company's consolidated financial statements for the year ended December 31, 2003 and transacting such other business as may properly come before the Annual Meeting or any adjournments thereof.

The Annual Report of the Company for the year ended December 31, 2002, including financial statements, is being mailed to stockholders simultaneously herewith, but the Annual Report is not to be considered part of the proxy soliciting materials unless a portion thereof is expressly incorporated herein by reference.

Only holders of shares of the Company's no par value Class A Common Stock ("Class A Common Stock") recorded at the close of business on February 28, 2003, the record date for the Annual Meeting, will be entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. The securities of the Company outstanding as of February 28, 2003 and which are entitled to vote at the Annual Meeting consist of 1,200,000 shares of Class A Common Stock, each share being entitled to one vote. Stockholders do not have the right to cumulate votes for the election of directors.

The enclosed proxy, when properly signed and returned to the Company, will be voted at the Annual Meeting as directed therein. Proxies in which no direction is given with respect to the various matters of business to be transacted at the Annual Meeting will be voted to set the number of the Board of Directors at not less than four nor more than ten, in favor of the nominees for directors proposed by the Board of Directors, in favor of ratifying the selection by the Board of Directors of Deloitte & Touche LLP as the independent accountant to audit the Company's consolidated financial statements for the year ended December 31, 2003 and, as to any other matters that may properly come before the Annual Meeting, in the best judgment of the proxy holders named in the enclosed proxy.

The enclosed proxy may be revoked at any time prior to its exercise at the meeting by the execution and exercise of a proxy bearing a later date and notification in writing given to the Secretary of the Company prior to the Annual Meeting. The authority of the proxy holders named in the enclosed proxy will be suspended if the stockholder executing the proxy is present at the meeting and elects to vote in person.

The Company may have one or more of its officers or employees communicate by telephone, telegraph or mail with the stockholders who may have omitted to return proxies.

A quorum, consisting of a majority of the shares of Class A Common Stock entitled to vote at the Annual Meeting, must be present in person or by proxy before action may be taken at the Annual Meeting. In general, the stockholders of the Company may take action by the affirmative vote of the holders of the greater of (i) a majority of the voting power of the shares present and entitled to vote on a particular item of business, or (ii) a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum. If a stockholder signs and returns a proxy and abstains from voting on any matter, the shares represented by such proxy will be considered present at the meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have been voted in favor of such matter. If an executed proxy is returned by a broker holding shares in "street name," and it indicates that the broker does not have discretionary authority to vote the shares on one or more matters, such shares will be considered present at the meeting for purposes of determining a quorum but will not be considered to be represented at the meeting for purposes of calculating the vote with respect to such matter.

                             PRINCIPAL STOCKHOLDERS

The following table sets forth certain information with respect to the beneficial ownership of the Class A Common Stock of the Company as of February 28, 2003 by each stockholder who is known by the Company to own beneficially more than 5% of the outstanding shares of Class A Common Stock, by each director and by each nominee director, by each person named in the Summary Compensation Table included later in this Proxy Statement, and by all officers and directors of the Company as a group. None of the stockholders listed below beneficially owns common stock of the Company's parent(s) or subsidiaries other than through their ownership of the Company's Common Stock.

   Name and Address                               Amount and Nature of
   of Beneficial Owner                          Beneficial Ownership (1)             Percent of Class (2)
   -------------------                          ------------------------             --------------------

   Otto Bremer Foundation (3)(4)                         240,000                             20.0%

   Stan K. Dardis (4)                                     16,512                              1.4%

   John T. Wosepka (4)                                    13,814                              1.2%

   Robert B. Buck (4)                                      4,517                                *

   Sherman Winthrop
   Winthrop & Weinstine, P.A.                              4,500                                *
   3200 Minnesota World Trade Center
   30 East Seventh Street
   St. Paul, MN 55101

   Patrick J. Donovan
   Drullen McKennessey Management Company (4)              2,765                                *

   Terry M. Cummings (4)                                   2,706                                *

   Ann H. Hengel (4)                                       2,644                                *

   Kenneth P. Nelson (4) (5)                                 609                                *

   William H. Lipschultz (4)                                 --                                --

   Charlotte S. Johnson (4)                                  --                                --

   Daniel C. Reardon                                         --                                --
   Infinit-e Graphics and Response
   3432 Denmark Avenue
   St. Paul, MN 55123

   All officers and directors                             65,690                              5.5%
   as a group (14 persons)
_____________________
* Less than 1%.


                                       2


(1) Each person or group has sole voting and investment power with respect to all outstanding shares. The number and percentages of shares include those allocated to the accounts of the individuals and groups in the Company's Employee Stock Ownership Plan and the Bremer Banks Profit Sharing Plus Plan. See "Election of Directors and Management Information -- Executive Compensation."

(2) The percentage calculation is based on 1,200,000 shares of Class A Common Stock outstanding at February 28, 2003.

(3) Otto Bremer Foundation (the "Foundation") owns all of the 10,800,000 shares of the Company's Class B Common Stock, which are not entitled to be voted except with respect to certain extraordinary corporate transactions, none of which are being considered at the Annual Meeting of Stockholders to be held on April 22, 2003. The Trustees of the Foundation are William H. Lipschultz, Charlotte S. Johnson, and Daniel
         C. Reardon.

(4) The address for each of these individuals is 445 Minnesota Street, Suite 2000, St. Paul, Minnesota 55101.

(5)      Mr. Nelson retired from the Company effective December 31, 2002.

Section 16(a) Beneficial Ownership Reporting Compliance

As required by rules adopted by the Securities and Exchange Commission ("SEC") under Section 16 of the Securities Exchange Act of 1934, a director or an executive officer of the Company is required to file with the SEC an Initial Report of Beneficial Ownership on Form 3 within a certain period after becoming an executive officer or director stating the number of shares of Class A Common Stock owned, a Report of Change in Beneficial Ownership on Form 4 to report transactions in the Company's Class A Common Stock, and an Annual Statement of Beneficial Ownership of Securities on Form 5 to report any other transactions in the Class A Common Stock that are not required to be reported on a Form 4. Based solely upon the Company's review of such Forms furnished to it by the directors and executive officers required to file such Forms, the Company believes that, with the exception of isolated incidents of late filings reported by the Company in previous Proxy Statements, all of these filing requirements have been satisfied.

                ELECTION OF DIRECTORS AND MANAGEMENT INFORMATION

The Bylaws of the Company provide that the number of directors may be set by the stockholders (subject to the right of the Board of Directors to increase or decrease the number of directors as otherwise permitted by law). At the Annual Meeting held on April 23, 2002, the Company's stockholders voted to fix the number of the Company's Board of Directors at not less than four nor more than ten and elected seven directors (Terry M. Cummings, Stan K. Dardis, William H. Lipschultz, Charlotte S. Johnson, Daniel C. Reardon, Sherman Winthrop and Patrick J. Donovan).

It is the recommendation of the Company's Board of Directors that the number of directors be set at not less than four nor more than ten and that the seven nominees named below be elected as directors, to serve as directors until the next Annual Meeting of the stockholders and until their successors are duly elected and qualified as directors. The Board of Directors may appoint up to three additional members to the Board if individuals qualified to serve as Directors are found and agree to serve. The Board of Directors does not have a nominating committee and, as such, the recommendations for election of Directors have been made by the Board of Directors as a whole.

Unless otherwise directed, the proxies solicited by the Board of Directors will be voted at the Annual Meeting in favor of setting the number of directors at not less than four nor more than ten and in favor of the seven nominees named below. However, in the event of the inability or unwillingness of one or more of these nominees to serve as a director at the time of the Annual Meeting on April 22, 2003 or any adjournments thereof, the shares represented by the proxies will be voted in favor of the remainder of such nominees and may also (at the discretion of the holders of said proxies) be voted for other nominees not named herein in lieu of those unable or unwilling to serve. As of the date hereof, the Board of Directors knows of no nominee who is unwilling or unable to serve.

The affirmative vote of a majority of the shares of Class A Common Stock of the Company present at the Annual Meeting either in person or by proxy and entitled to vote (assuming a quorum is present) is required to fix the number of directors at not less than four nor more than ten, and a plurality of such voting power is required to elect each director. A quorum consists of a majority of the shares entitled to vote at the Annual Meeting.

Information About Nominees for Election as Directors

All of the nominees for election as directors are presently serving as directors of the Company. The names and ages of the seven nominees are as follows:

                                            Ages as of
Names and Nominees                       February 28, 2003       Director Since
------------------                       -----------------       --------------
Terry M. Cummings                               62                    1988
Stan K. Dardis                                  53                    1998
William H. Lipschultz                           73                    1961
Charlotte S. Johnson                            56                    1993
Daniel C. Reardon                               41                    1996
Sherman Winthrop                                72                    1995
Patrick J. Donovan                              49                    2002

Mr. Terry M. Cummings has been Chairman of the Board of the Company since March 1998. From July 1988 until March 1998, he was President, Chief Executive Officer and a Director of the Company. Mr. Cummings was also President, Chief Executive Officer and Secretary of Bremer Financial Services, Inc. ("BFSI") from July 1982 until March 1998.

Mr. Stan K. Dardis has been President, Chief Executive Officer and a Director of the Company since March 1998. He has also been President and Chief Executive Officer of BFSI since March 1998 and a Director of BFSI since 1993. From October 1998 to November 2001, Mr. Dardis was a Director of Bremer Investment Funds, Inc.

Mr. William H. Lipschultz has been a Vice President and Director of the Company and a Trustee of the Foundation since 1961. From August 1996 until October 1998, Mr. Lipschultz was a director of Bremer Investment Funds, Inc.

Ms. Charlotte S. Johnson has been a Vice President and a Director of the Company since April 1993 and a Trustee of the Foundation since July 1991. Since July 1991 she has been involved in the Foundation's affairs on a daily basis, serving as a representative for the organization and working on special projects.

Mr. Daniel C. Reardon has been a Vice President and a Director of the Company since May 1996 and a Trustee of the Foundation since January 1995. He has also been Chief Executive Officer of Infinit-e Graphics and Response since January 2000. From January 1999 until January 2000, Mr. Reardon was a sales manager for OEI Business Products.

Mr. Sherman Winthrop has been a Director of the Company since February 1995. He has been a senior member of the law firm of Winthrop & Weinstine, P.A., general counsel to the Company, since it was founded in February 1979.

Mr. Patrick J. Donovan has been a Director of the Company since January 2002. He has been Managing Partner of Drullen McKennessey Management Company since January 2002. Mr. Donovan was President and Chief Operating Officer of Wells Fargo and Company, overseeing their Minnesota, Indiana and Ohio Banking Group, from 1998 to March 2001.

No nominee for the Board of Directors is a director of another company (that is, other than the Company) with a class of securities registered pursuant to
Section 12 of the Securities Exchange Act of 1934 or subject to Section 15(d) of that Act. No nominee for the Board of Directors is a director of a company registered as an investment company under the Investment Company Act of 1940.

Directors' Compensation. Mr. William H. Lipschultz, Ms. Charlotte S. Johnson and Mr. Daniel C. Reardon were each paid $25,000 for serving as Vice Presidents and $26,500 for serving as Directors of the Company in 2002. Mr. Sherman Winthrop and Mr. Patrick J. Donovan were each paid $29,500 in 2002 for their roles as Directors and Audit Committee members, while Mr. Terry M. Cummings was paid $31,500 for serving as both Chairman of the Board and Audit Committee. Mr. Cummings and Mr. Donovan were also paid $35,000 and $5,900, respectively, for providing consulting services to the Company during the year. In addition, Mr. Lipschultz, Ms. Johnson and Mr. Reardon each received an annual trustee fee of $41,500 in 2002, paid by the Foundation.

Information About Executive Officers of the Company

Mr. Kenneth P. Nelson, who is 64 years old, retired from the Company effective December 31, 2002. Mr. Nelson had been Executive Vice President and Financial Services Director of the Company and BFSI since July 1999. Prior to that, and since December 1993, Mr. Nelson served in the role of Executive Vice President and Group President. He had also served in the role of President and Chief Executive Officer of Bremer Trust, National Association since December 2000. He was Chief Executive Officer of Bremer Bank, National Association, in South St. Paul, Minnesota from May 1997 until December 31, 1998, and he is currently serving on that bank's Board of Directors. He had been a Director of BFSI since 1984.

Mr. John T. Wosepka, who is 57 years old, has been Executive Vice President and Chief Operating Officer of the Company and BFSI since September 2001. From July 1999 until September 2001, Mr. Wosepka served in the capacity of Executive Vice President and Community Banking Director of the Company and BFSI and has been a Director of BFSI since July 1999. From April 1984 until July 1999, Mr. Wosepka was President and Chief Executive Officer of Bremer Bank, National Association in Alexandria, Minnesota.

Mr. Robert B. Buck, who is 54 years old, has been Executive Vice President and Chief Financial Officer of the Company since January 2001 and Executive Vice President of Finance of BFSI since June 2001. From January 2001 to June 2001, he was Executive Vice President and Chief Financial Officer of BFSI. From July 1997 until January 2001, Mr. Buck served in the capacity of Senior Vice President and Chief Financial Officer of the Company and BFSI and has been a Director of BFSI since 1997.

Mr. Grenville W. Blackall, who is 46 years old, has been Executive Vice President and Chief Information Officer of the Company and BFSI since September 2001. Mr. Blackall served as Senior Vice President, Chief Information Officer of BFSI from February 1997 to September 2001. He has served as a Director of BFSI since July 1999.

Ms. Ann H. Hengel, who is 50 years old, has been Executive Vice President of Risk Management of the Company and BFSI and a Director of BFSI since September 2001. From May 1999 until September 2001, Ms. Hengel served in the capacity of Senior Vice President and Risk Management Director of the Company and BFSI. From October 1990 until April 1999, Ms. Hengel was Senior Vice President of National City Bank of Minneapolis, Minnesota.

Information Concerning Meetings of Board of Directors

During the fiscal year ended December 31, 2002, the Board of Directors held nine formal meetings and adopted no resolutions by written action in lieu of a meeting. No Director attended fewer than 75% of all meetings held in 2002 when he or she was a Director. Board members also met informally during the year to discuss various aspects of the business affairs of the Company.

Committees of the Board of Directors

The Company has an Audit Committee consisting of Messrs. Terry M. Cummings, Sherman Winthrop and Patrick Donovan. All of the members of the Audit Committee are "independent" within the meaning of that term as used in the applicable rules of the American Stock Exchange. See "--Report on Audit Matters."

The Company has no standing nominating or compensation committee or any other committee performing similar functions. The Company's entire Board acts on compensation matters, and the Board met five times during 2002 to discuss compensation matters relating to executive officers and board compensation. See "-- Report of Board of Directors on Annual Compensation."

Compensation of Executive Officers and Directors

The following table summarizes the annual compensation paid by the Company and its subsidiaries for services rendered in all capacities during each of the years ended December 31, 2002, 2001 and 2000 and certain other compensation paid in 2002, 2001 and 2000 with respect to the Company's Chief Executive Officer and its other four most highly compensated executive officers whose total annual salary and bonus exceeded $100,000 for 2002:

                           SUMMARY COMPENSATION TABLE

                                             Annual Compensation
Name and Principal                           -------------------               All Other
    Position                         Year        Salary          Bonus(1)    Compensation(2)
    --------                         ----        ------          --------    ---------------

Stan K. Dardis,                     2002       $429,992         $281,952       $ 15,557
President                           2001        375,660          224,500         13,039
and Chief Executive                 2000        351,668          182,000         11,770
Officer

John T. Wosepka,                    2002       $260,833         $141,426       $ 12,948
Executive Vice President            2001        191,667           88,415         11,927
and Chief Operating Officer         2000        173,000           54,000         10,778

Robert B. Buck,                     2002       $192,642         $ 67,280       $ 12,209
Executive Vice President            2001        148,264           67,275          9,726
and Chief Financial Officer         2000        134,833           41,200          8,303

Kenneth P. Nelson,                  2002       $187,833         $ 73,521       $228,576
Executive Vice President            2001        181,333           58,932         12,768
and Financial Services              2000        177,000           54,000         12,175
Director (3)

Ann H. Hengel,                      2002       $166,666         $ 66,130       $ 11,741
Executive Vice President of         2001        128,200           53,820          8,268
Risk Management                     2000        108,500           28,347          5,284
         __________________________________

(1) Represents bonuses earned in the indicated year which were paid in the subsequent year under the Company's Annual Incentive Compensation Plans. See "Election of Directors and Management Information -- Report of Board of Directors on Annual Compensation." Executive officers of the Company and its affiliates may elect to defer a part or all of the bonus dollars earned under the Annual Incentive Compensation Plan pursuant to the Company's Deferred Compensation Plan for executives of Bremer Financial Corporation and Its Affiliates ("Deferred Compensation Plan").

(2) Consists of (i) life insurance premiums paid by the Company on behalf of the executive officers named in the Table pursuant to the Company's Benefit Bank program available to all employees; (ii) amounts contributed by the Company on behalf of the named executive officers under the Bremer Profit Sharing/401(k) Plan ("Profit Sharing Plan") available to all employees; (iii) amounts contributed by the Company on behalf of the named executive officers under the Company's Employee Stock Ownership Plan ("ESOP"); and (iv) amounts paid to Mr. Nelson pursuant to an employment agreement which ran through December 31, 2002. Life insurance premiums paid in 2002 consisted of the following:
         Mr. Dardis ($2,808), Mr. Nelson ($3,035), Mr. Wosepka ($1,748), Mr.
         Buck ($1,219) and Ms. Hengel ($700). Amounts contributed under the Profit Sharing Plan in 2002 consisted of the following: Mr. Dardis ($11,200), Mr. Nelson ($10,853), Mr. Wosepka ($11,200), Mr. Buck
         ($10,990) and Ms. Hengel ($9,750). Amounts contributed under the ESOP in 2002 consisting of the following: Mr. Dardis ($1,549), Mr. Nelson ($1,455), Mr. Wosepka ($1,549), Mr. Buck ($1,492) and Ms. Hengel
         ($1,291). Amounts paid to Mr. Nelson upon his retirement from the Company, and under the terms of his employment agreement, totaled $213,233.

(3)      Mr. Nelson retired from the Company on December 31, 2002.

Summary of Plans

Employee Stock Ownership Plan. The Bremer Financial Corporation Employee Stock Ownership Plan ("ESOP") is a discretionary defined contribution plan for all employees of the Company and its affiliates designed to invest primarily in the capital stock of the Company, including the Class A Common Stock. The ESOP is funded solely with contributions made by the Company. It is the intention of the Company to make periodic contributions to the ESOP in addition to or in lieu of the "discretionary" component of the Profit Sharing Plan. See "Election of Directors and Management Information -- Compensation Pursuant to Plans -- Profit Sharing Plan." The maximum amount contributable under the ESOP (as it has not borrowed any funds to purchase the Company's capital stock) is 15% of the plan compensation of all eligible employees, reduced by any amounts contributed to the Company's Profit Sharing Plan (which is discussed below). "Plan compensation" includes all regular salary and wages paid or accrued for eligible employees and 100% of the current year's "qualified commissions" (which is defined as commissions received as part of a specified compensation plan as approved by the Plan Administrator), but excludes overtime and bonuses. Amounts may be contributed for eligible employees for each year in which a contribution is made to the ESOP from the time the employee becomes eligible to participate until the time the employee no longer participates. Benefits are distributed to employees or their beneficiaries in the event of an employee's termination, retirement, death or disability.

No amounts were paid or distributed by the ESOP during 2002 to the individuals named in the Summary Compensation Table. Benefit amounts contributed by the Company pursuant to the ESOP for the individuals named in the Summary Compensation Table are included under the heading "All Other Compensation." The employer contribution (which was made in 2003), for all the Company's employees (including executive officers) participating in the ESOP in 2002, was $400,000.

Executive Stock Purchase Plan. Effective August 1, 2002, the Company established an Executive Stock Purchase Plan ("Stock Purchase Plan") for executive officers of the Company and certain executives of its affiliates, as well as for Directors of the Company. The Stock Purchase Plan is designed to provide this group of executive officers and Directors the opportunity to acquire shares of the Company's Class A Common Stock, in addition to the purchase opportunity provided to all eligible employees (but not to non-employee Directors) through the qualified retirement plans. The Company believes that the existence of this plan will encourage executive officers and Directors to achieve more meaningful ownership positions in the Company, more closely align the interests of the executive officers and Directors with the rest of the employee shareholders, and increase executive focus on longer-term growth and profitability objectives.

Upon the occurrence of certain events, as described in the Company's Prospectus dated April 20, 1989 ("Prospectus"), the Company has a first call option to purchase the shares of Class A Common Stock from its holders ("Purchase Option"). During the period from January 1, 2002 through February 28, 2003, the Company assigned its Purchase Options on 31,118.00 shares of Class A Common Stock to executive officers of the Company and certain executive officers of the subsidiaries, under the Stock Purchase Plan.

Through this assignment of Purchase Options, the Company provides eligible participants the opportunity to purchase available shares of Class A Common Stock at book value, up to an established limit, as specified in the Stock Purchase Plan ownership guidelines. Executive and Director participation in the Stock Purchase Plan is entirely voluntary and at the discretion of the eligible individuals. In 2002, purchases of shares of Class A Common Stock under the Stock Purchase Plan were limited to the acquisition by Sherman Winthrop of 500 shares at a purchase price of $35.60 per share, which is equal to the per share book value of the Class A Common Stock.

The following table sets forth certain information as of December 31, 2002 with respect to equity compensation plans within the Company:

                                      Equity Compensation Plan Information

----------------------------- ------------------------------ --------------------------- -----------------------------
       Plan category           Number of securities to be         Weighted-average           Number of securities
                                 issued upon exercise of         Exercise price of         remaining available for
                                  outstanding options,          outstanding options,        future issuance under
                                  warrants and rights           warrants and rights       equity compensation plans
                                                                                            (excluding securities
                                                                                           reflected in column (a))
----------------------------- ------------------------------ --------------------------- -----------------------------
Equity compensation plans                  0                     Not applicable.                     0
approved by security holders
----------------------------- ------------------------------ --------------------------- -----------------------------
Equity compensation plans                  0                     Not applicable.             Not determinable.
not approved by security
         holders

----------------------------- ------------------------------ --------------------------- -----------------------------
           Total                           0                     Not applicable.             Not determinable.
----------------------------- ------------------------------ --------------------------- -----------------------------

The Stock Purchase Plan was not required to be and was not approved by the Company's shareholders. There is no fixed number of shares available for issuance under the Stock Purchase Plan, and the number of shares that may be purchased by the participants under that Plan in the future and the exercise prices of future options are not determinable. As of December 31, 2002, there were no options outstanding under the Stock Purchase Plan. As of December 31, 2002, the Company had no equity compensation plans approved by its shareholders.

Profit Sharing/401(k) Plan. The Company maintains under Sections 401(a) and 401(k) of the Code a profit sharing plan known as the Bremer Profit Sharing/401(k) Plan ("Profit Sharing/401(k) Plan"), in which executive officers participate on the same basis as all other employees, subject to certain overall and specific anti-discrimination restrictions. It is a defined contribution profit sharing plan designed to provide retirement benefits to the employees of the Company and its affiliates. The Profit Sharing/401(k) Plan is designed to be funded with both Company contributions and employee contributions. The Company's contribution consists of three components: 2% Credit, Match and Discretionary. Eligible employees are given 2% of their pay as a credit which they can redeposit in the Profit Sharing/401(k) Plan, which constitutes part of the
Section 401(k) portion of the Profit Sharing/401(k) Plan. The employees are able to contribute to the Profit Sharing/401(k) Plan on a pre-tax basis up to an additional 23% of their "plan compensation" (which is also part of the Section 401(k) portion of the Profit Sharing/401(k) Plan). "Plan compensation" includes all regular salary and wages paid to or accrued for employees and 100% of the current year's "qualified commissions" (consisting of commissions received as part of a specified compensation plan as approved by the Plan Administrator), but excludes overtime and bonuses. The Company will "match" 50% of the first 1% to 6% of plan compensation the employee contributes on a pre-tax basis. The match can exceed neither 3.0% of any individual employee's plan compensation nor 50% of the adjusted net earnings of the Company for the particular plan year. The discretionary contribution is based on consolidated earnings of the Company. It may be paid in the form of the Company's stock contributions (or contributions of cash used to purchase Company capital stock) to the ESOP or cash contributions to the Profit Sharing/401(k) Plan. See "Election of Directors and Management Information -- Summary of Plans -- Employee Stock Ownership Plan." Under the Profit Sharing/401(k) Plan, all cash dividends paid on the Class A Common Stock are allocated to the accounts of the participants holding shares of Class A Common Stock in their profit sharing accounts.

No amounts were paid or distributed during 2002 by the Profit Sharing/401(k) Plan to the individuals in the Summary Compensation Table. Benefit amounts contributed by the Company pursuant to the Profit Sharing/401(k) Plan for the individuals named in the Summary Compensation Table during 2000, 2001 and 2002 are included in the Summary Compensation Table under the heading "All Other Compensation." Employer contributions for 2002 which were made in 2003 for all the Company's employees (including executive officers) participating in the Profit Sharing/401(k) Plan in 2002 were $4,139,000.

Pension Plan. The Company maintains the Bremer Retirement Plan ("Pension Plan"), which is a defined benefit pension plan designed to provide retirement benefits to the employees of the Company and its subsidiaries. The following table sets forth estimated annual retirement benefits payable under the Pension Plan at age 65 (normal retirement age), calculated based on final average compensation (salaries are assumed to remain constant), years of service under the Pension Plan, and a Social Security Covered Compensation amount of $48,252 for someone born in 1940:

                                PENSION PLAN TABLE
                          Estimated Annual Retirement Benefits

                                            Years of Service (1)
                                            --------------------
   Compensation           15           20            25            30            35
   ------------           --           --            --            --            --


         $ 125,000      $ 24,700     $ 33,000      $ 41,200      $ 49,500      $ 49,500
           150,000        30,400       40,600        50,700        60,900        60,900
           175,000        36,100       48,200        60,200        72,300        72,300
           200,000        41,800       55,800        69,700        83,700        83,700
           225,000        47,500       63,400        79,200        95,100        95,100
           250,000        53,200       71,000        88,700       106,500       106,500
           275,000        58,900       78,600        98,200       117,900       117,900
           300,000        64,600       86,200       107,700       129,300       129,300
           325,000        70,300       93,800       117,200       140,700       140,700
           350,000        76,000      101,400       126,700       152,100       152,100
           375,000        81,700      109,000       136,200       163,500       163,500
           400,000        87,400      116,600       145,700       174,900       174,900
           425,000        93,100      124,200       155,200       186,300       186,300
           450,000        98,800      131,800       164,700       197,700       197,700
           475,000       104,500      139,400       174,200       209,100       209,100
           500,000       110,200      147,000       183,700       220,500       220,500
           525,000       115,900      154,600       193,200       231,900       231,900
           550,000       121,600      162,200       202,700       243,300       243,300
           575,000       127,300      169,800       212,200       254,700       254,700
           600,000       133,000      177,400       221,700       266,100       266,100
           625,000       138,700      185,000       231,200       277,500       277,500
           650,000       144,400      192,600       240,700       288,900       288,900
           675,000       150,100      200,200       250,200       300,300       300,300
           700,000       155,800      207,800       259,700       311,700       311,700
           725,000       161,500      215,400       269,200       323,100       323,100
           750,000       167,200      223,000       278,700       334,500       334,500


(1) The Pension Plan incorporates the pay limits under Section 401(a)(17) of the Code. The pay limit for 2002 was $200,000, and this amount is indexed each year. The retirement benefits shown above do not reflect the pay limit. For pay amounts above $200,000, the Company has adopted a Supplemental Executive Retirement Plan ("SERP"), which is more fully described under "Report of Board of Directors on Annual Compensation - Supplemental Executive Retirement Plan."

With respect to the individuals named in the Summary Compensation Table, the years of credited service are as follows: Mr. Stan K. Dardis (9), Mr. Kenneth P. Nelson (29), Mr. John T. Wosepka (29), Mr. Robert B. Buck (6), and Ms. Ann H. Hengel (4).

The Company's contributions under the Pension Plan are actuarially determined based upon the age, compensation, and years of service of the participating employees. The criteria used to determine the amounts contributed or payable does not depend upon any performance formula or measure. The "normal retirement benefit" is equal to 1% of an employee's "final average compensation" multiplied by the employee's "credited service" (one month for each calendar month during which the employee is compensated as a participant under the Pension Plan), at normal retirement date with a maximum of 30 years plus .52% of the employee's final average compensation in excess of the "Social Security covered compensation amount" multiplied by the employee's credited service at normal retirement date, up to a maximum of 30 years. "Final average compensation" is defined to mean average monthly compensation during the 60 consecutive months which produce the highest average out of the last 120 consecutive months of employment. The "Social Security covered compensation amount" is the average of the Social Security taxable wage base in effect for the 35 year period ending in the year before the employee attains Social Security retirement age. In addition, an employee may receive an early retirement benefit if he or she has attained age 55 and has completed at least five years of vesting service. The early retirement benefit can be reduced to a minimum of

42% of the regular retirement benefit, depending upon the number of years of service the employee has within the Pension Plan. For purposes of the Pension Plan, the term "compensation" includes salary, wages, and incentives paid under the Annual Incentive Compensation Plan described below, but it excludes any employee's credits under any flexible benefit program under Section 125 of the Code. In addition, compensation excludes any contributions made to the ESOP or the Profit Sharing Plan, except for elective pre-tax contributions to the Profit Sharing Plan by employees. At retirement, benefits are computed on a straight life annuity basis.

Report of Board of Directors on Annual Compensation

Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings or this Proxy Statement, the following report shall not be deemed to be incorporated by reference into any such filings.

The Company's Board of Directors is responsible for ensuring that the compensation for executives is consistent with the Company's compensation philosophy. The Board believes that the Company's executive compensation is reasonable given its financial performance and as compared to similar companies in the industry.

The Board annually evaluates the performance and compensation of the Company's Chief Executive Officer, Stan Dardis, and the other executive officers. The Board's deliberations regarding the annual compensation of Mr. Dardis and other executive officers do not take place in the presence of the officer whose compensation is being discussed..

Compensation Principles. The executive compensation strategy of the Company's Board of Directors is based on the beliefs and guiding principles that compensation should be aligned with business strategy, Company values, and management initiatives. The program:

     o Rewards executives for strategic management and the enhancement of stockholder value as measured by financial performance.

     o Integrates compensation programs with the Company's strategic planning and measurement processes.

     o Supports a performance-oriented environment that rewards performance with respect to the goals of the Company and its affiliates.

     o Attracts, retains, and motivates key executives critical to the long-term success of the Company as a whole.

Relationship of Compensation to Performance. Profitability and attainment of strategic corporate objectives are the major determinants in the compensation awarded to the Company's executive officers. While there is no precise formula for determining base salary as compared to Company performance, these measures are generally the basis for the Annual and Long-Term Incentive Compensation Plans, as described below.

Annual Incentive Compensation Plans. The Company's Annual Incentive Compensation Plans ("Annual Plans") are designed to provide, through cash awards, an incentive to key executives of the Company to meet or exceed the business plan. The Annual Plans, including the Annual Plan for Mr. Dardis, are primarily based on consolidated return on realized equity ("RORE") in addition to work plan objectives tied to each executive's specific area of responsibility. The Annual Plans for participants for the year ended December 31, 2002 specified a target award ranging from 30% to 60% of base salary and a maximum award ranging from 60% to 120% of base salary depending upon the executive's position and level of responsibility. Lesser amounts may be paid to an executive based on the degree of attainment of the goals. Certain participants in the Annual Plans have the option to defer a part or all of any incentive dollars earned under the Annual Plans pursuant to the Deferred Compensation Plan described below. The amounts paid under the Annual Plans to the executives named in the Summary Compensation Table are set forth under the heading "Annual Compensation -- Bonus Earned."

Long Term Incentive Plan. The Company adopted a Long Term Incentive Compensation Plan (the "Long Term Plan") for executives of Bremer Financial Corporation and its Affiliates, for years beginning after December 31, 2002. The Long Term Plan is primarily designed to pay out on a three-year rolling performance cycle, with incentives paid on the basis of performance relative to the Company's peer group. For purposes of the Long Term Plan, the peer group includes all bank holding companies within the United States with assets of between $3 billion and $10 billion. The first three years of the new Long Term Plan include one-, two- and three-year start up plans that will pay out on a pro-rata basis of the standard three-year term. No long-term incentive plans were in effect for the years 2000 through 2002. Participants in the Long Term Plan will have the option to defer a part or all of any incentive dollars earned under the Long Term Plan pursuant to the Deferred Compensation Plan described below.

Deferred Compensation Plan. Effective January 1, 2003, the Company amended and expanded its Deferred Compensation Plan (the "Deferred Compensation Plan") to include all executives of Bremer Financial Corporation and certain executives of its affiliates. Under the Deferred Compensation Plan, each participant may elect to defer certain percentages of payouts under the Annual Plans and the Long Term Plans, as well as a percentage of annual base pay. Participant accounts under the Deferred Compensation Plan will be credited with an annual rate of return based on the performance of the underlying investment funds.

Supplemental Executive Retirement Plan. Effective January 1, 1994, the Company implemented the Supplemental Executive Retirement Plan ("SERP"). Messrs. Dardis, Nelson and Wosepka are participants in the SERP. The number of employees who are eligible to participate in the SERP is limited to a select group of management or highly compensated employees of the Company. The participant becomes vested in this benefit after five years of service with the Company. The SERP is designed to supplement the benefits determined under the Pension Plan to the extent the benefits under the Pension Plan are capped by compensation limits, currently $200,000 (as indexed in the future based on the cost of living). The criteria used to determine the amounts payable does not depend upon any performance formula or measures.

Company Performance and Compensation of Chief Executive Officer. The compensation for Mr. Dardis in 2002 consisted of a base salary of $440,000, effective March 1, 2002, and a short-term cash incentive payout of $281,952, determined in accordance with the Company's Annual Incentive Compensation Plans as previously described. For Mr. Dardis in 2002, 100% of the annual incentive award was based on Corporate Return on Equity. In 2002, the Company's Return on Equity was 15.30%.

Approval of Executive Compensation. The entire Board of Directors of the Corporation, in lieu of appointing a compensation committee, sets and administers the policies and plans which govern executive compensation. The identities of the members of the Board of Directors are set forth in the section of this Proxy Statement entitled "Election of Directors and Management Information -- Information About Nominees for Election as Directors." The Board believes that its current compensation philosophy and approach has served the Company's stockholders fairly, and it plans to continue the same compensation philosophy and approach for the foreseeable future.

By the Board of Directors:

Terry M. Cummings                   Sherman Winthrop
Stan  K. Dardis                     Daniel C. Reardon
William H. Lipschultz               Patrick J. Donovan
Charlotte S. Johnson

Performance Graph

Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings or this Proxy Statement, the following performance graph and related information shall not be deemed to be incorporated by reference into any such filings.

The following graph and table compare the cumulative total stockholder return during the five years ended December 31, 2002 on (a) the Company's Class A Common Stock (as measured by dividing (i) the sum of (A) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (B) the difference between the realized book value of the Company's Class A Common Stock at the end and the beginning of the measurement period; by (ii) such realized book value at the beginning of the measurement period), (b) the S&P (Standard & Poor's) 500 Composite and (c) the Nasdaq Bank Stocks Composite. The graph and table assume a $100 investment on December 31, 1997, with the reinvestment of all dividends. It should be noted that the Company's Class A Common Stock is not actively traded on an established market and most sales of shares of Class A Common Stock, consist of transfers through the Company's Profit Sharing Plan. As such, sales are based on the Company's unrealized book value per share. The "prices" for shares of Class A Common Stock in the graph and table reflect the realized book value per share in effect at that time, which excludes unrealized market value adjustments pursuant to Statement of Financial Accounting Standards No. 115 and which is not greatly influenced by market forces which otherwise may affect the trading value of stocks, such as government policy, investor psychology, speculation, and perceptions of the Company's industry.

                       PERFORMANCE MEASUREMENT COMPARISON

           Cumulative Total Stockholder Return Since December 31, 1997

                              [Plot Points Chart]


                                                                   At December 31,
                                                                   ---------------
                                           1997        1998        1999        2000          2001           2002
                                           ----        ----        ----        ----          ----           ----

Bremer Financial Corporation                  100         116         131          150           173            199
----------------------------                  ---         ---         ---          ---           ---            ---

S&P 500 Index                                 100         129         155          141           124             96
-------------                                 ---         ---         ---          ---           ---             --

Nasdaq Bank Stock Index                       100          90          85          100           112            120
-----------------------                       ---          --          --          ---           ---            ---

Certain Transactions

The banks that are subsidiaries of the Company have had, and expect to have in the future, banking transactions in the ordinary course of business with some Directors and executive officers of the Company, or with an associate of such person. Such transactions have been and will be made on substantially the same terms, including interest rates on loans and collateral, as those prevailing at the time for comparable transactions with unrelated persons and do not and will not involve more than normal risk of collectibility. The dollar amount of these loans, excluding any aggregate extensions of credit of less than $60,000 to any one individual, was $122,000 at December 31, 2001 and $77,000 at December 31, 2002. No loans to a related person were restructured to provide for a deferral of payments and/or a reduction in interest rates.

Report on Audit Matters

The information contained in this section shall not be deemed to be "soliciting materials" or to be "filed" with the Securities and Exchange Commission or subject to Regulation 14A under the Securities and Exchange Act of 1934 or
Section 18 of that Act.

The Company has established a separate Audit Committee of the Board of Directors to fulfill the responsibility of providing advice to the Board with respect to the Company's financial matters and finance, accounting, tax and legal compliance. See "Appendix A - Audit Committee Charter of Bremer Financial Corporation." The Board Audit

Committee consists of Mr. Cummings, who serves as Chairman of the Audit Committee, Mr. Winthrop and Mr. Donovan. Mr. Cummings, Mr. Winthrop and Mr. Donovan meet the current Audit Committee independence requirements of the American Stock Exchange, as they are free of any relationship that would interfere with the exercise of independent judgment.

The Audit Committee meets regularly on a quarterly basis. In 2002, it met six times, and all members who were members of the Audit Committee in 2002 attended all meetings except for one member who missed one meeting. The primary responsibilities of the Audit Committee include the following:

o Assessing the overall integrity of the Company's financial reporting process, including internal controls over financial accounting and compliance;
o Reviewing the independence of the Company's external and internal auditors;
o Evaluating the performance of the Company's external and internal auditors; and
o    Providing periodic reporting to the Board of Directors.

The Audit Committee has the ultimate responsibility for recommending to the shareholders the selection, evaluation and, as appropriate, the replacement of the Company's external auditors. The Audit Committee has discussed with the Company's independent auditors the independence of the independent auditors. The Audit Committee and the Board have received written disclosures in a report from the independent accountants required by Independence Standards Board Standard No. 1: Independence Discussions with Audit Committees.
       ----------------------------------------------

The Audit Committee has reviewed and discussed the 2002 audited financial statements and 2002 Annual Report on Form 10-K of the Company with the independent auditors and with the Company's management. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61. As such, the Audit Committee has recommended to the Board that the 2002 audited financial statements of the Company be included in the Company's 2002 Annual Report on Form 10-K.

By the Audit Committee:

Terry M. Cummings
Sherman Winthrop
Patrick J. Donovan

                                   ACCOUNTANTS

On January 28, 2003, and subject to the ratification of the holders of Class A Common Stock, the Board of Directors recommended that Deloitte & Touche LLP be engaged as the Company's principal accountant to audit the Company's consolidated financial statements for the year ended December 31, 2003. The affirmative vote of a majority of the shares of Class A Common Stock is necessary at the Annual Meeting at which a quorum is present either in person or by proxy to ratify the selection by the Board of Directors of Deloitte & Touche LLP as the Company's independent accountant. If the holders of Class A Common Stock do not ratify the selection of Deloitte & Touche LLP, other certified public accountants will be considered and selected by the Board of Directors. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

Audit and Other Fees Paid to Public Accounting Firm

The table below summarizes the aggregate fees billed for professional and consulting services rendered by Deloitte and Touche, LLP to the Company for the years ended December 31, 2001 and 2002, respectively.

                            Services Provided                                              2001           2002
                            -----------------                                              ----           ----

Audit Fees:  Includes  aggregate  fees billed for  professional  services rendered for the audit of the Company's annual  financial  statements and
review of financial statements in the Company's Form 10-Q reports                         $  260,000     $  279,000

Audit  Related  Fees:   Includes   internal   audit,   SEC   registration
statements,  benefit  plan  audits,  and other  accounting  and  auditing                 $  929,000     $  909,000
services.

Tax Fees:  Includes tax consulting and tax return preparation                             $  594,000     $   52,000

All Other Fees:  Consists  primarily  of  actuarial  and human  resources
consulting and other services                                                             $   31,000     $   16,000
                                                                                           ---------     ----------

               Total                                                                      $1,814,000     $1,257,000
                                                                                          ==========     ==========

For the year ended December 31, 2002, no fees were billed to the Company by Deloitte and Touche LLP for professional services related to financial information systems design and implementation as described in Paragraph
(c)(4)(ii) of Rule 2-01 of Regulation S-X.

The Board has considered Deloitte and Touche LLP's ability to maintain its independence on the external audit in connection with the rendering of the professional and consultative services to the Company described above.

                                 OTHER BUSINESS

All items of business intended by the management to be brought before the Annual Meeting are set forth in this Proxy Statement, and management knows of no other business to be presented. If other matters of business not presently known to the Board of Directors shall be properly raised at the Annual Meeting, the persons named as the proxies will vote on such matters in accordance with their best judgment.

                                  ANNUAL REPORT

For a copy of the Company's Annual Report on Form 10-K for 2002, please contact Stuart F. Bradt, Controller, Bremer Financial Corporation, 445 Minnesota Street, Suite 2000, St. Paul, Minnesota 55101, (651) 312-3715.

                          FUTURE STOCKHOLDER PROPOSALS

Under the Securities Exchange Act of 1934 ("Exchange Act"), the Company's stockholders may submit proposals to be considered at an annual stockholders' meeting. Rule 14a-8 under the Exchange Act sets forth the procedures and requirements for requesting that a company include these proposals in its proxy statement. However, a stockholder may submit proposals to be voted on at an annual meeting without having the proposals included in the company's proxy statement. These proposals are known as "non-Rule 14a-8 proposals."

The Company hereby notifies its stockholders that for the annual meeting of stockholders expected to be held in April 2004, the deadline for notifying the Company of any non-Rule 14a-8 stockholder proposals is February 6, 2004. Notice of any such proposal must be given in writing to the Secretary of the Company, Ms. Janice Aus, Bremer Financial Corporation, 445 Minnesota Street, Suite 2000, St. Paul, Minnesota 55101. The Company's proxies will be able to exercise their discretionary voting authority with respect to any non-Rule 14a-8 proposal not submitted to the Company or submitted to the Company after February 6, 2004.

The notification deadline for stockholders wishing to have a Rule 14a-8 proposal considered for inclusion in the Company's proxy solicitation materials for the Annual Meeting of Stockholders to be held in 2004 is November 23, 2003. Such proposals must be set forth in writing and received by the Secretary of the Company, Ms. Janice Aus, at the above address on or before November 23, 2003. Proposals received by that date that are proper for consideration at the 2004 Annual Meeting and otherwise conform to the rules of the Securities and Exchange Commission will be included in the 2004 Proxy Statement.

Due to the technical nature of the rights of stockholders and the Company in this area, a stockholder desiring to make a stockholder proposal should consider consulting his or her personal legal counsel with respect to such rights.

                                          By Order of the Board of Directors

                                          /s/ Janice A. Aus
                                          -----------------
                                          JANICE A. AUS
Dated: March 21, 2003                     Secretary

                                   APPENDIX A

                           AUDIT COMMITTEE CHARTER OF
                          BREMER FINANCIAL CORPORATION

This Audit Committee Charter (Charter) has been adopted by the Board of Directors (the Board) of Bremer Financial Corporation (the Company). The Audit Committee of the Board (the Committee) shall review this charter annually and recommend any proposed changes to the Board for approval.

               Roles of the Board of Directors and Audit Committee

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Board of Directors and the Audit Committee have the ultimate responsibility for recommending to the shareholders the selection and, as appropriate, replacement of the Company's external auditors. The Board and Audit Committee are also responsible for evaluating the external auditors. Some additional primary responsibilities of the Audit Committee include the following:

     o Assess the overall integrity of the Company's financial reporting process, including internal controls over financial accounting and compliance.
     o Review the independence of the Company's external and internal auditors.
     o Evaluate the performance of the Company's external and internal auditors.
     o    Provide periodic reporting to the Board of Directors.

The Audit Committee shall have full and unrestricted access to the external auditors, internal auditors, and employees of the Company. The Audit Committee shall also have full and unrestricted access to all Company activities, records, and property. In addition, the Audit Committee has authority to conduct any investigation appropriate to fulfill its responsibilities and has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary.

The Board is responsible for approving the hiring of external auditors to perform consulting services for the company where the fee is equal to or greater than $50,000.

Audit Committee Structure and Membership Requirements

The Board is responsible for appointing all members to the Committee. The Board is also responsible for designating an Audit Committee Chair. The Audit Committee Chair shall be responsible for scheduling and presiding over meetings, preparing agendas, and reporting Committee business to the Board.

The rules governing Audit Committee membership and qualifications are provided by the American Stock Exchange. The Audit Committee shall include at least three independent directors, except that as allowed by appropriate regulatory authorities, the Company may appoint one non-independent board member if the Board deems it to be in the Company's best interest. Each member must be free of any relationship that, in the opinion of the Board, may interfere with the individual's exercise of independent judgment. Each member must also have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements. At least one member of the Committee shall have accounting or related financial management expertise.

Audit Committee Meetings

The Committee shall meet at least four times annually or more frequently as necessary. Minutes of all Committee meetings shall be properly recorded. At least annually, the Committee shall also meet privately with the chief executive officer, the risk management director, and the external auditors.

Audit Committee Duties

Listed below are the primary duties of the Committee. The Board may assign additional duties.

     |_| Review the Audit Committee Charter at least annually. Recommended changes to the Charter shall be reviewed and approved by the Board. The Audit Committee Charter will be publicly disclosed at least once every three years in accordance with SEC regulations.

     |_| Review the independence and performance of the Company's external auditors on an ongoing basis. The Committee and the Board are responsible for making recommendations to the shareholders any changes in the external auditors retained.

     |_| Require annually that the external auditors provide a formal written statement describing all relationships between the external auditors and the Company. The Committee should also ensure that the external auditors understand that they are ultimately accountable to the Board and the Committee.

     |_| Review the Company's annual audited financial statements, Form 10-K, quarterly financial statements, and quarterly Form 10-Q prior to filing or distribution and discuss them with the chief executive officer and the external auditors. Reviews should include a discussion of significant issues regarding accounting principles, practices, and judgments (in accordance with SAS 61).

     |_| Prepare an annual report to shareholders as required by the Securities and Exchange Commission. This report should be included in the Company's annual proxy statement.

     |_| On an annual basis, review the Annual Audit and Credit Examination Plan as recommended by the risk management director. The qualifications of the Company's internal auditors and credit examiners shall be evaluated on an ongoing basis.

     |_| Review and discuss as necessary the executive summary for every Internal Audit and Credit Examination Report.

    |_| Review all matters requiring board attention from regulatory examination reports, along with management's response, if required.

     |_| Consult with the chief executive officer, the chief financial officer, the risk management director, and the external auditors to evaluate the integrity of the Company's financial reporting processes and controls. Any significant risk exposures should be assessed and the Committee shall evaluate steps management has taken to monitor and control such risks.

     |_| Perform any activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

                          Bremer Financial Corporation
                             A Minnesota Corporation
                        445 Minnesota Street - Suite 2000
                            St. Paul, Minnesota 55101

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Terry M. Cummings and Stan K. Dardis, and either of them, are hereby appointed Proxies, each with the power to appoint his substitute, to represent and to vote, as designated below, all shares of the Class A Common Stock of Bremer Financial Corporation held of record by the undersigned on February 28, 2003 at the Annual Meeting of Shareholders to be held on April 22, 2003 or any adjournment thereof.

1. PROPOSAL TO FIX NUMBER OF DIRECTORS AT NOT LESS THAN FOUR (4) NOR MORE THAN TEN (10):

         [ ] For                  [ ] Against           [ ] Abstain

2. ELECTION OF DIRECTORS:

         [ ] FOR all nominees listed below except as marked to the contrary below.

         [ ] WITHHOLD AUTHORITY to vote for all nominees listed below.
             (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name below.)

         Terry M. Cummings, Stan K. Dardis, William H. Lipschultz, Charlotte S. Johnson, Sherman Winthrop, Patrick J. Donovan, and Daniel C. Reardon

3. PROPOSAL TO RATIFY THE SELECTION OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT ACCOUNTANT TO AUDIT THE CONSOLIDATED FINANCIAL STATEMENTS OF BREMER FINANCIAL CORPORATION FOR THE YEAR ENDED DECEMBER 31, 2003:

         [ ] For                  [ ] Against           [ ] Abstain

In the event of the inability or unwillingness of one or more of the above named nominees to serve as a director at the time of the Annual Meeting on April 22, 2003 or any adjournments thereof, the shares represented by the proxies will be voted in favor of the remainder of such nominees and may also, in the discretion of the holders of said proxies, be voted for other nominees not named herein in lieu of those unable or unwilling to serve. As of the date hereof, the Board of Directors knows of no nominee who is unwilling or unable to serve.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting; management is not presently aware of any such matters to be presented for action at the meeting.

The undersigned hereby ratifies and confirms all the proxies shall lawfully do or cause to be done by virtue hereof and hereby revokes all proxies previously given to vote such shares.

This Proxy, when properly executed, shall be voted in the manner indicated by the undersigned shareholder, but if no direction is made, this Proxy will be voted in favor of fixing the number of Directors at not less than four nor more than ten, for the directors named in the Proxy Statement, and in favor of the proposal to ratify the selection of Deloitte & Touche LLP to audit the consolidated financial statements of Bremer Financial Corporation for the year ended December 31, 2003.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, or in some other fiduciary capacity, please give full title as such.

DATED:                     , 2003.   If a corporation, please sign in full
      --------------------
                                       corporate name by president or other
                                       authorized officer(s). If a partnership, please sign in a partnership name by authorized person(s).


                                        -------------------------
                                        Signature

                                        -------------------------
                                        Signature if held jointly



 (PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY, USING THE ENCLOSED
                                    ENVELOPE)